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                         SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                        FORM 8-K

                                    CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report
(Date of earliest event reported): January 31, 1996
                                  -----------------

               Exact name of
Commission     Registrant                                 IRS Employer
File           as specified          State of             Identification
Number         in its charter        Incorporation        Number
----------     --------------        --------------       --------------

1-11439        ENOVA CORPORATION     California           33-0643023

1-3779         SAN DIEGO GAS &
               ELECTRIC COMPANY      California           95-1184800

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101 ASH STREET, SAN DIEGO, CALIFORNIA                               92101
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(Address of principal executive offices)                        (Zip Code)


                                                           (619) 696-2000
Registrant's telephone number, including area code-----------------------


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   (Former name or former address, if changed since last report.)







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                                       FORM 8-K



Item 5.  Other Events

SDG&E previously announced the formation of Enova Corporation as the holding company for the utility and its unregulated subsidiaries. On January 1, 1996 Enova Corporation became the parent of SDG&E. SDG&E's outstanding common stock was converted on a share-for-share basis into Enova Corporation common stock. SDG&E's debt securities, preferred and preference stock were unaffected and remain securities of SDG&E. On January 31, 1996 SDG&E's ownership interest in its nonutility subsidiaries was transferred to Enova Corporation at book value, completing the holding company structure. SDG&E and its subsidiaries, Enova Financial, Enova Energy Management, Enova Technologies, Califia and Pacific Diversified Capital, are now direct subsidiaries of Enova Corporation.







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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        ENOVA CORPORATION
                                                               and
                                             SAN DIEGO GAS & ELECTRIC COMPANY
                                                           (Registrants)


Date: February 2, 1996                           By:       /s/ F.H. Ault
                                                   --------------------------
                                                            F.H. Ault
                                                 Vice President and Controller